UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2019

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel	2069203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

The information regarding the Purchase Agreement set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.02 Results of Operations and Financial Condition.

The Company’s revenues were approximately $1.5 million to $1.6 million for the three months ended March 31, 2019 and the Company’s cash and cash equivalents were approximately $8.8 million as of March 31, 2019. The Company’s unaudited consolidated condensed financial statements as of and for the three months ended March 31, 2019 are not yet available. These financial and operational results are therefore preliminary and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly review of the Company’s unaudited consolidated condensed financial statements. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results and, accordingly, does not express an opinion or any other form of assurance about them. These preliminary results may differ materially from the actual results that will be reflected in the Company’s unaudited consolidated condensed financial statements as of and for the three months ended March 31, 2019 when they are completed.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the issuance of the Purchaser Warrants and the Wainwright Securities set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Purchaser Warrants and the Wainwright Warrants will be issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended, including, in the case of the Purchaser Securities, Rule 506(b) of Regulation D thereunder.

Item 8.01 Other Events.

On April 3, 2019, ReWalk Robotics Ltd. (the “Company” or “ReWalk”) entered into an engagement agreement (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to act as the Company’s exclusive placement agent in connection with a registered direct offering (the “Offering”) of the Company’s ordinary shares, par value NIS 0.25 per share (the “Ordinary Shares”), and a concurrent private placement of warrants to purchase Ordinary Shares. The same day, the Company signed a purchase agreement with certain institutional investors for the issuance and sale of 816,914 Ordinary Shares at $5.2025 per Ordinary Share (the “Shares”) and warrants to purchase up to 408,457 Ordinary Shares at an exercise price of $5.14 (the “Purchaser Warrants”). The offering of the Shares was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-209833) (the “Form S-3”) initially filed with the Securities and Exchange Commission (the “Commission”) on February 29, 2016, as subsequently amended and declared effective by the Commission on May 9, 2016. The Purchaser Warrants will be exercisable at any time and from time to time, in whole or in part, following the date of issuance and ending five and one-half years from the date of issuance, at an exercise price of $5.14 per Ordinary Share.

Pursuant to the Engagement Letter, the Company agreed to pay Wainwright a cash fee of 7.5% and a management fee of 1.0% of the aggregate gross proceeds of the Offering and to issue to Wainwright or its designees, upon closing of the Offering, warrants to purchase up to 49,015 Ordinary Shares (the “Wainwright Warrants”). The Wainwright Warrants will be exercisable at any time and from time to time, in whole or in part, following the date of issuance and ending five years from the date of the execution of the Purchase Agreement, at a price per share equal to $6.503125. The Company also agreed to reimburse Wainwright for its expenses in connection with the Offering on a non-accountable basis in an amount equal to $25,000, up to $50,000 for legal fees and expenses and $10,000 for clearing expenses.

Wainwright is not purchasing or selling any of the Shares and is not required to arrange the purchase or sale of any specific number of Shares or dollar amount. The gross proceeds to the Company from the Offering are expected to be approximately $4.25 million, before deducting placement agent fees and offering expenses payable by the Company. The Company anticipates using the net proceeds from the Offering for (i) sales, marketing and reimbursement expenses related to market development activities and broadening third-party payor coverage and (ii) research and development costs related to, in the shorter term, its ReStore™ exo-suit designed to assist patients who have had a stroke, and, in the longer term, expansion of the Company’s technological platform to address other medical indications affecting the ability to walk. The Offering is expected to close on April 5, 2019, subject to satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Company agreed for a period of 15 days following the closing of the Offering not to issue, enter into an agreement to issue or announce the issuance or proposed issuance of the Ordinary Shares or any other securities convertible into, or exercisable or exchangeable for, Ordinary Shares. This agreement does not apply to, in addition to certain customary exceptions, the issuance by the Company of equity or debt securities pursuant to acquisitions or strategic transactions approved by a majority of the Company’s disinterested directors, where not for the purpose of raising capital, or certain other compensatory issuances. The Company has also agreed for a period of six months following the closing date of the Offering not to (i) issue or agree to issue equity or debt securities convertible into, or exercisable or exchangeable for, ordinary shares at a conversion price, exercise price or exchange price which floats with the trading price of the Ordinary Shares or which may be adjusted after issuance upon the occurrence of certain events or (ii) enter into any agreement, including an equity line of credit, whereby the Company may issue securities at a future-determined price. This agreement does not apply to the offer, issuance or sale by the Company of Ordinary Shares in the at-the-market offering program pursuant to the Equity Distribution Agreement dated May 10, 2016 with Piper Jaffray & Co., (i) 30 days after the closing of the Offering, provided the closing bid price of the Ordinary Shares exceeds 120% of $5.2025, the price of the Shares, for ten consecutive trading days, and (ii) 60 days after the closing of the Offering, regardless of the trading price of the Ordinary Shares.

The Engagement Letter and the Purchase Agreement contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

The foregoing descriptions of the Purchaser Warrants, the Wainwright Warrants and the Purchase Agreement are qualified in their entirety by reference to the full text of the forms thereof, which are attached as Exhibits 4.1, 4.2 and 10.1 hereto and incorporated by reference herein. A copy of the legal opinion and consent of Goldfarb Seligman & Co., Israeli counsel to the Company, relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto. A copy of the press release announcing the Company’s entry into the Purchase Agreement is attached as Exhibit 99.1 hereto.

The information in Item 3.02 above is incorporated herein by reference to the extent applicable.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereof. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the securities purchase agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the securities purchase agreements, which subsequent information may or may not be fully reflected in public disclosures.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements include those relating to the proposed offering of ReWalk’s Ordinary Shares, including as to the consummation of the Offering, the size of the Offering, the expected proceeds from the Offering, the intended use of proceeds and the timing of the closing of the Offering and projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this press release are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: market conditions and the satisfaction of customary closing conditions related to the Offering; ReWalk’s ability to secure capital from equity and debt financings in light of limitations under its effective registration statement on Form S-3, the price range of the Ordinary Shares and conditions in the financial markets, and the risk that such financings may dilute its shareholders or restrict its business; ReWalk’s ability to regain compliance with various continued listing requirements of the Nasdaq Capital Market, its related ability to raise the market price of the Ordinary Shares sufficiently through a reverse share split to cure one of several Nasdaq listing deficiencies, and the risk that the Ordinary Shares will be delisted if it regains compliance; the risk of decreased liquidity in the market for the Ordinary Shares and a reduced market capitalization of the Company following the reverse share split, and the risk of dilution following the related increase in authorized share capital; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets, and to expand to new markets and achieve its planned expense reductions; the conclusion of ReWalk’s management and the previous opinion of ReWalk’s auditors in that there are substantial doubts as to ReWalk’s ability to continue as a going concern; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s ability to improve its products and develop new products; ReWalk’s ability to repay its secured indebtedness; the outcome of ongoing shareholder class action litigation relating to ReWalk’s initial public offering; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to, ReWalk’s mandatory post-market 522 surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of ReWalk’s information technology systems significantly disrupting its business operations; ReWalk’s ability to establish a pathway to commercialize its products in China; the risk of substantial dilution resulting from periodic issuances of the Ordinary Shares; ReWalk’s ability to maintain relationships with existing customers and develop relationships with new customers; the impact of the market price of the Ordinary Shares on the determination of whether ReWalk is a passive foreign investment company; and other factors discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this report speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description
4.1	Form of Purchaser Warrant.
4.2	Form of Placement Agent Warrant.
5.1	Opinion of Goldfarb Seligman & Co.
10.1	Form of Securities Purchase Agreement.
23.1	Consent of Goldfarb Seligman & Co. (contained in Exhibit 5.1).
99.1	Press release dated April 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

Dated: April 5, 2019	By:	/s/ Ori Gon
	Name:	Ori Gon
	Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Description
4.1	Form of Purchaser Warrant.
4.2	Form of Placement Agent Warrant.
5.1	Opinion of Goldfarb Seligman & Co.
10.1	Form of Securities Purchase Agreement.
23.1	Consent of Goldfarb Seligman & Co. (contained in Exhibit 5.1).
99.1	Press release dated April 3, 2019.